CONSENT OF INDEPENDENT AUDITORS

Symphony Telecom International, Inc.

We hereby consent to the incorporation by reference in this filing of on Form S-8 of our report appearing in the Company's Annual Report on Form 10-KSB for the year ended June 30, 1999.

September 19, 2001


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/S/ Gerstel, Rosen & Simmonet, LLC




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